Exhibit 99.1

August 25, 2009

Mr. Peric DeAvila

Sector 10 Inc.

P.O. Box 3386

Bellevue, WA 98009

Peric,

I am submitting my resignation from both the Board of Directors and Chief Operation Officer from Sector 10 Inc, effective August 31, 2009.

Sincerely,

John B. Gargett

807 10th Street

Unit 302

Bellingham, WA 98225